UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 26, 2011

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000 — 30733	41-1978822
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

10700 Bren Road West
Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)
(952) 930-6000
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3

Item 8.01. Other Events
     On May 26, 2011, in connection with the pending merger (the “Merger”) of NIKA Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and an indirect wholly owned subsidiary of Endo Pharmaceuticals Holdings Inc. (“Endo”), a Delaware corporation, with and into American Medical Systems Holdings, Inc. (“AMS”), a Delaware corporation, pursuant to the Agreement and Plan of Merger, dated as of April 10, 2011 (the “Merger Agreement”), among AMS, Endo and Merger Sub, AMS delivered a notice, attached hereto as Exhibit 99.1, to the holders of its 3 1/4% Convertible Senior Subordinated Notes due 2036 (CUSIP No. 02744MAA6), governed by the Indenture, dated as of June 27, 2006 (the “2036 Original Indenture”), between AMS, the Notes Guarantors (as defined in the 2036 Indenture) and U.S. Bank National Association, as trustee (the “Trustee”), as amended by the First Supplemental Indenture thereto, dated as of September 6, 2006, between Laserscope and the Trustee (the 2036 Original Indenture as so amended, the “2036 Indenture”), that an anticipated Designated Event (as defined in the 2036 Indenture) would occur upon the completion of the Merger. A press release announcing the notice and the anticipated Designated Event under the 2036 Indenture is attached hereto as Exhibit 99.2.
     On May 26, 2011, in connection with the Merger, AMS delivered a notice, attached hereto as Exhibit 99.3, to the holders of its 4.00% Convertible Senior Subordinated Notes due 2041 (CUSIP No. 02744MAB4), governed by the Indenture, dated as of September 21, 2009 (the “2041 Indenture”), between AMS, the Subsidiary Guarantors (as defined in the 2041 Indenture) and the Trustee, of the expected effective date of the Merger and that AMS expects its stockholders will be entitled to exchange their shares of common stock of AMS for $30.00 per share upon completion of the Merger.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Exhibit

99.1	Notice of Anticipated Designated Event Effective Date and Convertibility of the Notes, dated May 26, 2011.

99.2	Press Release dated May 26, 2011.

99.3	Notice of Anticipated Merger Effective Date, dated May 26, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2011	AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.

	By:	/s/ Mark A. Heggestad Mark A. Heggestad
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice of Anticipated Designated Event Effective Date and Convertibility of the Notes, dated May 26, 2011.

99.2	Press Release dated May 26, 2011.

99.3	Notice of Anticipated Merger Effective Date, dated May 26, 2011.